SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2002 (May 24, 2002)


                          NTL COMMUNICATIONS CORP.
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             (Exact Name of Registrant as Specified in Charter)


         Delaware                      001-22616                 52-1822078
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
      Incorporation)                                         Identification No.)


       110 East 59th Street, New York, New York          10022
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       (Address of Principal Executive Offices)        (Zip Code)

     Registrant's Telephone Number, including area code: (212) 906-8440


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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.           OTHER EVENTS
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                  On May 24, 2002, NTL Communications Corp., its ultimate
                  parent, NTL Incorpo rated, and certain other of NTL Incorporated's subsidiaries, namely, NTL (Dela ware) Inc., Diamond Cable Communications Limited, Diamond Holdings Limited and Communications Cable Funding Corp. filed a disclosure statement and an amended joint reorganization plan with the US Bankruptcy Court in the Southern District of New York.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
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99.1              Amended Joint Reorganization Plan of NTL Incorporated and
                  Certain Subsidiaries, dated May 24, 2002

                  The full text of the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

                  The full text of the Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as
                  Exhibit 99.2



                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTL COMMUNICATIONS CORP.
                                   (Registrant)

                                   By: /s/ Richard J. Lubasch
                                          ------------------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President,
                                                 General Counsel and Counsel


Dated:  May 24, 2002


                               EXHIBIT INDEX
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Exhibit
---------
99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiar ies, dated May 24, 2002

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002